UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

Protocall Technologies Incorporated

(Exact name of registrant as specified in its charter)

Nevada	0-51111	41-2033500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Mall Drive Commack, NY 11725
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 631-543-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 14, 2008, Protocall Technologies Incorporated (the Company) dismissed Eisner LLP (Eisner) as its independent registered public accounting firm. The reports of Eisner on the Company’s financial statements as of and for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Eisner’s report on the Company’s financial statements as of and for the years ended December 31, 2006 and 2005 included an explanatory paragraph and expressed substantial doubt about the Company’s ability to continue as a going concern.

During the period of their engagement and through the date of dismissal, there were no disagreements, resolved or not, with Eisner on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years. During the fiscal years ended December 31, 2006 and 2005, and in the subsequent interim periods through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided Eisner with a copy of this current report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (SEC), and requested that they furnish the Company with a letter addressed to the SEC stating whether they agree with the statements made in this Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Eisner is filed as Exhibit 16.1 to this Form 8-K.

On February 14, 2008, the Company engaged Marcum & Kliegman LLP (Marcum Kliegman) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2007. The decision to change accountants was approved by the Company’s board of directors.

During the year ended December 31, 2006, and the subsequent interim periods through the date hereof, we have not, nor has any person on our behalf, consulted with Marcum Kliegman regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Marcum Kliegman provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former independent accountant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	16.1	Letter from Eisner LLP to the U.S. Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTOCALL TECHNOLOGIES INCORPORATED

Date: February 15, 2008	By:	/s/ Bruce Newman
Bruce Newman
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Eisner LLP to the U.S. Securities and Exchange Commission regarding change in certifying accountant.